                                                                    Exhibit 10.1

                      SPARKLING SPRING WATER GROUP LIMITED

                                  $100,000,000

                   11 1/2% SENIOR SUBORDINATED NOTES DUE 2007

                               PURCHASE AGREEMENT

                                                               November 14, 1997

BT Alex. Brown Incorporated
NatWest Capital Markets Limited
c/o BT Alex. Brown Incorporated
    One Bankers Trust Plaza
    130 Liberty Street
    New York, New York  10006

Ladies and Gentlemen:

            Sparkling Spring Water Group Limited, a corporation organized under the laws of the Province of Nova Scotia, Canada (the "Issuer" or the "Company"), and each of the Guarantors (as defined) hereby confirm their agreement with you (the "Initial Purchasers"), as set forth below.

            1. The Securities. Subject to the terms and conditions herein contained, the Issuer proposes to issue and sell to the Initial Purchasers $100,000,000 aggregate principal amount of the Issuer's 11 1/2% Senior Subordinated Notes due 2007 (the "Notes"). The Notes will be guaranteed (collectively, the "Guarantees") on a senior subordinated basis by each of the Issuer's subsidiaries listed on the signature pages hereof (collectively, and together with any subsidiary that in the future executes a supplemental indenture pursuant to which such subsidiary agrees to guarantee the Notes, the "Guarantors"). The Notes and the Guarantees are collectively referred to herein as the "Securities." The Securities are to be issued under an indenture (the "Indenture") dated the Closing Date (as defined below) by and among the Issuer, the Guarantors and Bankers Trust Company, as trustee (the "Trustee").

            The Securities will be offered and sold to you without being registered under the Securities Act of 1933, as amended (the "Act"), in reliance on exemptions therefrom and pursuant to exemptions from the prospectus and registration requirements of the Securities Act (Nova Scotia).

            In connection with the sale of the Securities, the Issuer has prepared a preliminary offering memorandum dated October 30, 1997 (the "Preliminary Memorandum") and a final offering memorandum dated November 14, 1997 (the "Final

Memorandum," the Preliminary Memorandum and the Final Memorandum each herein being referred to as a "Memorandum") setting forth or including a description of the terms of the Securities, the terms of the offering of the Securities, a description of the Issuer and the Guarantors and any material developments relating to the Issuer and the Guarantors occurring after the date of the most recent historical financial statements included therein.

            The Issuer understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth in the Final Memorandum and Section 8 hereof as soon as the Initial Purchasers deem advisable after this Purchase Agreement (this "Agreement") has been executed and delivered, to certain persons in the United States whom the Initial Purchasers reasonably believe to be qualified institutional buyers ("Qualified Institutional Buyers" or "QIBs") as defined in Rule 144A under the Act, as such rule may be amended from time to time ("Rule 144A"), in transactions under Rule 144A, to a limited number of other institutional "accredited investors" ("Accredited Investors") as defined in Rule 501(a)(1), (2), (3) and (7) under Regulation D under the Act ("Regulation D") in private sales exempt from registration under the Act, and outside the United States to certain persons in reliance on Regulation S under the Act ("Regulation S").

            The Initial Purchasers and their direct and indirect transferees of the Securities will be entitled to the benefits of the Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which the Issuer and the Guarantors have agreed, among other things, to file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") registering the Exchange Notes (as defined in the Registration Rights Agreement) under the Act. This Agreement, the Notes, the Exchange Notes, the Private Exchange Notes (as defined in the Registration Rights Agreement), the Guarantees, the Indenture and the Registration Rights Agreement are hereinafter referred to collectively as the "Operative Documents."

            2. Representations and Warranties of the Issuer and the Guarantors. The Issuer and each of the Guarantors, jointly and severally, represents and warrants to and agrees with each of the Initial Purchasers that:

            (a) Neither the Preliminary Memorandum as of the date thereof nor the Final Memorandum nor any amendment or supplement thereto as of the date thereof and at all times subsequent thereto up to the Closing Date (as defined in Section 3 below) contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 2(a) do not apply to statements or omissions made in reliance upon and in conformity with information relating to any of the Initial Purchasers furnished to the Issuer in writing by the Initial Purchasers expressly for use in the Preliminary Memorandum, the Final Memorandum or any amendment or supplement thereto. The Preliminary Memorandum, the Final Memorandum and each amendment or supplement thereto complies or will comply in all material respects with the Act.

            (b) As of the Closing Date, the Issuer will have the authorized, issued and outstanding capitalization set forth in the Final Memorandum; all of the outstanding shares of capital stock of the Issuer and each of the Guarantors have been, and as of the Closing Date will be, duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; except as set forth in the Final Memorandum, all of the outstanding shares of capital stock of the Guarantors will be owned, directly or indirectly, by the Issuer, free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those imposed by the Act and the securities or "Blue Sky" laws of certain jurisdictions) or voting; except as set forth in the Final Memorandum, there are no (i) options, warrants or other rights to purchase, (ii) agreements or other obligations to issue or (iii) other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in the Issuer or any of the Guarantors outstanding. Except for the Issuer's direct and indirect interests in the Guarantors, the Issuer does not own, directly or indirectly, any shares of capital stock or any other equity or long-term debt securities or have any equity interest in any firm, partnership, joint venture or other entity other than as described in the Final Memorandum.

            (c) Each of the Issuer and the Guarantors is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite corporate or other power and authority to own its properties and conduct its business as now conducted and as described in the Final Memorandum; each of the Issuer and the Guarantors is duly qualified to do business as a foreign or extra-provincial corporation and is in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the general affairs, management, business, condition (financial or otherwise), prospects or results of operations of the Issuer and each of its subsidiaries (each, a "Subsidiary" and collectively, the "Subsidiaries"), taken as a whole (any such event, a "Material Adverse Effect").

            (d) Each of the Issuer and the Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under the Operative Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, including, without limitation, the power and authority to issue, sell and deliver the Securities as contemplated by this Agreement. The Notes, when issued, will be in the form contemplated by the Indenture. The Notes, the Exchange Notes and the Private Exchange Notes have each been duly and validly authorized by the Issuer and, when executed by the Issuer and authenticated by the Trustee in accordance with the provisions of the Indenture and, in the case of the Notes, when delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Issuer (assuming the due authorization, execution and delivery of the Indenture by the Trustee and the due authorization and delivery of the Notes by the Trustee in accordance with the Indenture), entitled to the benefits of the Indenture, and enforceable against the Issuer in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and
      (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (e) The Guarantees have been duly and validly authorized by each Guarantor, and when executed and delivered by such Guarantors, will constitute the valid and legally binding obligations of such Guarantors, entitled to the benefits of the Indenture, enforceable against each of them in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (f) Each of the Issuer and the Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture. The Indenture meets the requirements for qualification under the Trust Indenture Act of 1939, as amended (the "TIA"). The Indenture has been duly and validly authorized by each of the Issuer and the Guarantors and, when executed and delivered in accordance with its terms (assuming the due authorization, execution and delivery by the Trustee), will have been duly executed and delivered and will constitute a valid and legally binding agreement of each of the Issuer and the Guarantors, enforceable against each of them in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (g) Each of the Issuer and the Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly and validly authorized by each of the Issuer and the Guarantors and, when executed and delivered by each of the Issuer and the Guarantors (assuming due authorization, execution and delivery by the Initial Purchasers), will have been duly executed and delivered and will constitute a valid and legally binding agreement of each of the Issuer and the Guarantors, enforceable against each of them in accordance with its terms, except that (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (B) any rights to indemnity or contribution thereunder may be limited by U.S. or Canadian federal, state or provincial securities laws.

            (h) Each of the Issuer and the Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement and the consummation by the Issuer and the Guarantors of the transactions contemplated hereby have been duly and validly authorized by each of the Issuer and the Guarantors. This Agreement has been duly executed and delivered by each of the Issuer and the Guarantors and constitutes a valid and legally binding agreement of each of the Issuer and the Guarantors, enforceable against each of them in accordance with its terms, except that enforcement may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (i) No consent, waiver, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency or body, or third party is required for the performance of this Agreement or any other Operative Document by the Issuer and the Guarantors or the consummation by them of the other transactions contemplated hereby or thereby, except such (i) as have been obtained or made, (ii) as may be required under state securities or "Blue Sky" laws in connection with the purchase and resale of the Securities by the Initial Purchasers, and (iii) as may be required in connection with the registration of the Securities, Exchange Notes and Private Exchange Notes, as the case may be, pursuant to the Registration Rights Agreement and the qualification of the Indenture under the TIA and (iv) the failure of which to obtain could not have, individually or in the aggregate, a Material Adverse Effect. Neither the Issuer nor any of the Guarantors is
      (i) in violation of its constating documents, certificate of incorporation or bylaws (or similar organization documents), (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to any of them or any of their respective properties or assets, or (iii) in breach of or in default under (nor has any event occurred which, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which any of them is a party or to which their respective properties or assets are subject (collectively, "Contracts"), except in the case of clauses
      (ii) and (iii) above for any such breaches, defaults, violations or events which would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Issuer nor any Guarantor has received any notice or claim of any default or event, condition or omission which with notice or lapse of time or both would result in a default under any of their respective Contracts, including those referred to in the Final Memorandum, or any

      Operative Document to which it is a party or has knowledge of any breach of any of such Contracts by the other party or parties thereto, except such defaults or breaches which would not, individually or in the aggregate, have a Material Adverse Effect.

            (j) The execution, delivery and performance by the Issuer and the Guarantors of each of the Operative Documents (to the extent a party thereto) and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Securities to the Initial Purchasers), and the fulfillment of the terms hereof and thereof, will not conflict with or constitute or result in a breach of or a default under (or an event which with notice or passage of time or both would constitute a default under) or violation of or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) a lien on any property or assets of the Issuer or any Guarantor with respect to (i) the terms or provisions of any Contract; (ii) the constating documents, certificate of incorporation or bylaws (or similar organizational documents) of the Issuer or any of the Guarantors; or (iii) (assuming compliance with all applicable state securities or "Blue Sky" laws and assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8 hereof) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to the Issuer, the Guarantors or any of their respective properties or assets.

            (k) Each of the Operative Documents conforms in all material respects to the description thereof in the Final Memorandum.

            (l) The consolidated financial statements of the Issuer and the related notes thereto included in the Final Memorandum present fairly the consolidated financial position, results of operations and cash flows of the Issuer at the dates and for the periods to which they relate and have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein, and comply in all material respects with the applicable accounting requirements of the Act and the rules and regulations thereunder. The financial statements of Canadian Springs Water Company Ltd. ("CS"), Cullyspring Water Co., Inc. ("Cullyspring"), D&D and Company, Inc. ("D&D") and Marlborough Employment Limited and Subsidiaries ("Marlborough"), including, in each case, the related notes thereto, included in the Final Memorandum (i) presently fairly the financial position, results of operations and cash flows of CS, Cullyspring, D&D and Marlborough, respectively, at the dates and for the periods to which they relate, (ii)(except Marlborough) have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein, and (iii) comply in all material respects with the applicable requirements of the Act and the rules and regulations thereunder. The Final Memorandum contains all financial statements and other financial information required under the Act, including, without limitation, under Rules 3-01, 3-05, 3-10 and 11-02 of Regulation S-X. The summary and selected financial and statistical data included in the Final Memorandum present fairly the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as otherwise stated therein, and comply in all material respects with the applicable accounting requirements of the Act and the rules and regulations thereunder. Each of Ernst & Young and Kidsons Impey is an independent public accounting firm as required by the Act and the rules and regulations thereunder.

            (m) (i) The pro forma financial statements (including the notes thereto) and the other pro forma financial information included in the Final Memorandum (A) comply as to form in all material respects with the applicable requirements of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (B) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and (C) have been properly computed on the bases described therein, and (ii) the assumptions used in the preparation of the pro forma financial statements and other pro forma financial information included in the Final Memorandum are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

            (n) There is not pending or, to the best knowledge of the Issuer and each of the Guarantors, threatened any action, suit, proceeding, inquiry or investigation to which the Issuer or any of the Guarantors is a party, or to which any of their respective properties or assets are subject, before or brought by any court, arbitrator or governmental agency or body, which, if determined adversely to the Issuer or any such Guarantor, would, individually or in the aggregate, have a Material Adverse Effect, or which seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to be sold hereunder or the anticipated application of the proceeds therefrom or the consummation of the other transactions contemplated by the Operative Documents.

            (o) Each of the Issuer and the Guarantors owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the businesses now or proposed to be operated by it as described in the Final Memorandum, and neither the Issuer nor any of the Guarantors has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how which, if such assertion of infringement or conflict were sustained, would, individually or in the aggregate, have a Material Adverse Effect.

            (p) Each of the Issuer and the Guarantors possesses all licenses, permits, certificates, consents, orders, approvals, exemptions and other authorizations from, and has made all declarations and filings with, all federal, provincial, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals presently required or necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as set forth in the Final Memorandum ("Permits"), except where the failure to obtain such Permits would not, individually or in the aggregate, have a Material Adverse Effect; each of the Issuer and the Guarantors has fulfilled and performed all of its material obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or which could result in any other material impairment of the rights of the holder of any such Permit, except where such revocation, termination or impairment would not, individually or in the aggregate, have a Material Adverse Effect; and neither the Issuer nor any Guarantor has received any notice of any proceeding relating to revocation or modification of any such Permit, except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

            (q) Since the respective dates as of which information is given in the Final Memorandum, except as described therein, there has been no material adverse change or any fact or event known to the Issuer or any of the Guarantors which could reasonably be expected to result in a material adverse change, in the general affairs, management, business, condition (financial or otherwise), prospects or results of operations of the Issuer and the Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, or any loss of, or damage to, properties (whether or not insured) which could reasonably be expected to affect materially and adversely the general affairs, management, business, condition (financial or otherwise), prospects or results of operations of the Issuer and the Subsidiaries taken as a whole. Since the date of the latest balance sheet of the Issuer presented in the Final Memorandum, except as expressly disclosed in the Final Memorandum, neither the Issuer nor any of the Guarantors has (i) incurred or undertaken any liabilities or obligations, direct or contingent, that are material to the Issuer and the Subsidiaries taken as a whole other than in the ordinary course of business consistent with past practice, (ii) entered into any transaction or contract not in the ordinary course of business and consistent with past practice, (iii) declared or paid any dividend or made any distribution on any shares of its capital stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock or (iv) effected any change in the capital stock or long-term indebtedness of the Issuer or any of the Guarantors.

            (r) Each of the Issuer and the Guarantors has filed all necessary federal, provincial, state and foreign income, franchise and other tax returns, except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and has paid all taxes shown as due thereon; and other than tax deficiencies which the Issuer or any of the Guarantors is contesting in good faith and for which the Issuer or such Guarantor has provided adequate reserves in accordance with United States generally accepted accounting principles, there is no tax deficiency that has been asserted against the Issuer or any Guarantor that would, individually or in the aggregate, have a Material Adverse Effect.

            (s) The statistical and market-related data included in the Final Memorandum are based on or derived from sources which the Issuer believes to be reliable and accurate.

            (t) Neither the Issuer nor any of the Guarantors nor any agent acting on their behalf has taken or will take any action that might cause this Agreement or the sale of the Securities to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

            (u) Each of the Issuer and the Guarantors has good title to all personal property described in the Final Memorandum as being owned by it, good and marketable title to all real property described in the Final Memorandum as being owned by it and good and valid title to a leasehold estate in the real and personal property described in the Final Memorandum as being leased by it, in each case, free and clear of all liens, charges, encumbrances or restrictions except as described in the Final Memorandum or to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions would not, individually or in the aggregate, have a Material Adverse Effect. All leases, contracts and agreements to which the Issuer or any Guarantor is a party or by which the Issuer or such Guarantor is bound are valid and enforceable against the Issuer or such Guarantor (as the case may be), to the knowledge of the Issuer are valid and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect.

            (v) There are no legal or governmental proceedings involving or affecting the Issuer, any of the Guarantors or any of their respective properties or assets which would be required to be described in a prospectus contained in a registration statement on Form S-1 pursuant to the Act that are not described in the Final Memorandum, nor are there any material contracts or other documents which would be required to be described in a prospectus contained in a registration statement on Form S-1 pursuant to the Act that are not described in the Final Memorandum.

            (w) Except as described in the Final Memorandum or as would not, individually or in the aggregate, have a Material Adverse Effect, (A) each of the Issuer and the Guarantors is in compliance with and not subject to liability under applicable Environmental Laws, (B) each of the Issuer and the Guarantors has made all filings and provided all notices required under applicable Environmental Laws and possesses and is in compliance with all Permits required under applicable Environmental Laws, and each such filing, notice and Permit is in full force and effect, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of the Issuer or any of the Guarantors, threatened against the Issuer or any Guarantor under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Issuer or any Guarantor, (E) neither the Issuer nor any Guarantor has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any comparable state or foreign law and (F) no property or facility of the Issuer or any Guarantor is (i) listed or proposed for listing on the National Priorities List under CERCLA or (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.

            For purposes of this Agreement, "Environmental Laws" means the common law and all applicable federal, provincial, state, local and foreign laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of Hazardous Materials into the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of Hazardous Materials, and (iii) underground and aboveground storage tanks, and related piping, and emissions, discharges, releases or threatened releases therefrom.

            For purposes of this Agreement, "Hazardous Materials" means any substance, chemical, compound, product, solid, gas, liquid, waste, byproduct, pollutant, contaminant or material which is defined, classified or regulated as "hazardous" or "toxic" pursuant to Environmental Laws and includes, without limitation, asbestos, polychlorinated biphenyls and petroleum (including crude oil or any fraction thereof).

            (x) There is no strike, labor dispute, slowdown or work stoppage with the employees of the Issuer or the Guarantors which is pending or, to the knowledge of the Issuer or any of the Guarantors, threatened.

            (y) Each of the Issuer and the Guarantors carries insurance in such amounts and covering such risks as is adequate for the conduct its business and the value of its properties.

            (z) Neither the Issuer nor any Guarantor has any liability for any prohibited transaction within the meaning of Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or funding deficiency within the meaning of Section 302 of ERISA or any complete or partial withdrawal liability under Title IV of ERISA with respect to any pension, profit sharing or other plan which is subject to ERISA to which the Issuer or any Guarantor makes or ever has made a contribution and in which any employee of the Issuer or any Guarantor is or has ever been a participant. With respect to such plans, each of the Issuer and the Guarantors is in compliance in all material respects with all applicable provisions of ERISA.

            (aa) Each of the Issuer and the Guarantors (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (bb) None of the Issuer or any Guarantor is or will be an "investment company" or "promoter" or "principal underwriter" for an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

            (cc) No holder of securities of the Issuer or any Guarantor (other than the Registrable Notes (as defined in the Registration Rights Agreement)) will be entitled to have such securities registered under the registration statements required to be filed by the Issuer pursuant to the Registration Rights Agreement.

            (dd) Immediately after the consummation of the transactions contemplated by this Agreement, the fair value and present fair saleable value of the assets of each of the Issuer and the Guarantors will exceed the sum of its stated liabilities and identified contingent liabilities (after giving effect, in the case of each of the Guarantors, to the limitations contained in each Guarantee); neither the Issuer nor any of the Guarantors is, or will be after giving effect to the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, (a) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or (c) otherwise insolvent.

            (ee) Neither the Issuer nor any of the Guarantors nor any of their respective Affiliates (as defined in Rule 501(b) of Regulation D) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any "security" (as defined in the Act) which is or could be integrated with the sale of the Securities in a manner that would require the registration under the Act of the Securities,(ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(2) of the Act or (iii) sold pursuant to a transaction or series of transactions involving a purchase and sale or a repurchase and resale of Securities in the course of or incidental to a "distribution" (as defined in the Securities Act (Nova Scotia)).

            (ff) Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement to register any of the Securities under the Act or to qualify the Indenture under the TIA.

            (gg) No securities of the Issuer are of the same class (within the meaning of Rule 144A under the Act) as the Securities and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.

            (hh) Neither the Issuer nor any Guarantor has taken, nor will take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities.

            (ii) Neither the Issuer nor any Guarantor, nor any of their respective Affiliates (as defined in Rule 501(b) of Regulation D) or any person acting on any of their behalf (other than the Initial Purchasers as to which the Issuer and the Guarantors make no representation) has engaged in any directed selling efforts (as that term is defined in Regulation S) with respect to the Securities; the Issuer and its Affiliates and any person acting on any of their behalf (other than the Initial Purchasers as to which the Issuer and the Guarantors make no representation) have complied with the offering restrictions requirement of Regulation S.

            (jj) Neither the Issuer nor any Guarantor or any of their respective affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes 1985, as amended, and all regulations promulgated thereunder.

            3. Purchase, Sale and Delivery of the Securities. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Issuer and the Guarantors agree to issue and sell to the Initial Purchasers, and each of the Initial Purchasers agrees, acting severally and not jointly, to purchase the Notes (including the related Guarantees), at 97.225% of their principal amount, in the respective principal amounts set forth opposite their names on Schedule I hereto.

            One or more certificates in definitive form for the Securities that the Initial Purchasers have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchasers request upon notice to the Issuer at least 36 hours prior to the Closing Date, shall be delivered by or on behalf of the Issuer to the Initial Purchasers, against payment by or on behalf of the Initial Purchasers of the purchase price therefor by wire transfer of immediately available funds payable to such account or accounts as the Issuer shall specify prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date. Such delivery of and payment for the Securities shall be made at the offices of Winston & Strawn, 200 Park Avenue, New York, New York, at 10:00 A.M., New York time, on November 19, 1997, or at such other place, time or date as the Initial Purchasers and the Issuer may agree upon, such time and date of delivery against payment being herein referred to as the "Closing Date." The Issuer will make such certificate or certificates for the Securities available for checking and packaging by the Initial Purchasers at the offices of BT Alex. Brown Incorporated in New York, New York or such other place as BT Alex. Brown Incorporated may designate, at least 24 hours prior to the Closing Date. The Issuer agrees to pay any transfer taxes payable in connection with the initial delivery to the Initial Purchasers of the Securities.

            4. Offering by the Initial Purchasers. The Initial Purchasers, directly or through affiliates, propose to make an offering of the Securities at the price and upon the terms set forth in the Final Memorandum as soon as practicable after this Agreement is entered into and as in the sole judgment of the Initial Purchasers is advisable.

            5. Covenants of the Issuer and the Guarantors. The Issuer and each of the Guarantors covenant and agree with each of the Initial Purchasers that:

            (a) The Issuer will not amend or supplement the Final Memorandum or any amendment or supplement thereto of which the Initial Purchasers and counsel to the Initial Purchasers shall not previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchasers shall not have given their consent, which consent shall not be unreasonably withheld. The Issuer will promptly, upon the reasonable request of the Initial Purchasers or counsel for the Initial Purchasers, make any amendments or supplements to the Preliminary Memorandum or the Final Memorandum that may be necessary or advisable in connection with the resale of the Securities by the Initial Purchasers.

            (b) The Issuer and the Guarantors will cooperate with the Initial Purchasers in arranging for the qualification of the Securities for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Initial Purchasers may designate and will continue such qualification in effect for as long as may be necessary to complete the resale of the Securities by the Initial Purchasers; provided, however, that in connection therewith, the Issuer and the Guarantors shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject the Issuer or any Guarantor to any tax in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

            (c) If, at any time prior to the completion of the distribution by the Initial Purchasers of the Notes or the Private Exchange Notes, any event occurs or information becomes known as a result of which the Final Memorandum as then amended or supplemented would include an untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Final Memorandum in order to comply with applicable law, the Issuer will promptly notify the Initial Purchasers thereof and will prepare, at the Issuer's expense, an amendment or supplement to the Final Memorandum that corrects such statement or omission or effects such compliance.

            (d) The Issuer will, without charge, provide to the Initial Purchasers and to counsel for the Initial Purchasers as many copies of the Preliminary Memorandum and the Final Memorandum or any amendment or supplement thereto as the Initial Purchasers may reasonably request.

            (e) The Issuer will apply the net proceeds from the sale of the Securities substantially as set forth under "Use of Proceeds" in the Final Memorandum.

            (f) For so long as any Securities remain outstanding, the Issuer will furnish to the Initial Purchasers copies of all reports and other communications (financial or otherwise) furnished by the Issuer to the Trustee or the holders of the Securities and, as soon as available, copies of any reports or financial statements furnished to or filed by the Issuer with the Commission or any national securities exchange on which any class of securities of the Issuer may be listed.

            (g) Prior to the Closing Date, the Issuer will furnish to the Initial Purchasers, as soon as they have been prepared by or are available to the Issuer, a copy of any unaudited interim consolidated financial statements of the Issuer for any period subsequent to the period covered by its most recent financial statements appearing in the Final Memorandum.

            (h) None of the Issuer, the Guarantors or any of their respective Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Act) that could be integrated with the sale of the Securities in a manner that would require the registration under the Act of the Securities.

            (i) None of the Issuer or any Guarantor will engage in any form of general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

            (j) For so long as any of the Securities remain outstanding, the Issuer will make available at its expense, upon request, to any holder of such Securities and any prospective purchasers thereof the information specified in Rule 144A(d)(4) under the Act, unless the Issuer is then subject to Section 13 or 15(d) of the Exchange Act and is in compliance therewith.

            (k) Each of the Issuer and the Guarantors will use its best efforts to (i) permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. (the "NASD") relating to trading in the Private Offerings, Resales and Trading through Automated Linkages market (the "PORTAL Market") and (ii) permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

            (l) In connection with any Securities offered and sold in an offshore transaction (as defined in Regulation S), the Issuer will not register any transfer of such Securities not made in accordance with the provisions of Regulation S and, except in accordance with the provisions of Regulation S, if applicable, the Issuer and the Guarantors will not issue any such Securities in the form of definitive securities.

            6. Expenses. The Issuer agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to: (i) the printing, word processing or other production of documents with respect to such transactions, including any costs of printing the Preliminary Memorandum and the Final Memorandum and any amendments or supplements thereto, and any "Blue Sky" memoranda, (ii) all arrangements relating to the delivery to the Initial Purchasers of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Issuer, (iv) the preparation (including printing), issuance and delivery to the Initial Purchasers of any certificates evidencing the Securities, (v) the qualification of the Securities under state securities and "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel for the Initial Purchasers relating thereto, and other filing or similar fees payable to government agencies in connection with the issuance and sale of the Notes, (vi) expenses incurred in connection with any meetings with prospective investors in the Securities, (vii) the fees and expenses of the Trustee, including fees and expenses of its counsel, and
(viii) all expenses and listing fees incurred in connection with the application for quotation of the Securities on the PORTAL Market and (ix) any fees charged by investment rating agencies for the rating of the Securities. If the issuance and sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to
Section 11 hereof or because of any failure, refusal or inability on the part of the Issuer or any Guarantor to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder (other than solely by reason of a default by the Initial Purchasers of their obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Issuer will promptly reimburse the Initial Purchasers upon demand for all out-of-pocket expenses (including fees, disbursements and charges of Winston & Strawn and Stikeman, Elliott, counsel for the Initial Purchasers) that shall have been incurred by the Initial Purchasers in connection with the proposed purchase and sale of the Securities.

            7. Conditions of the Initial Purchasers' Obligations. The obligation of the Initial Purchasers to purchase and pay for the Securities shall, in their sole discretion, be subject to the satisfaction or waiver of the following conditions on or prior to the Closing
Date:

            (a) On the Closing Date, the Initial Purchasers shall have received the opinion, dated as of the Closing Date and addressed to the Initial Purchasers, of Robinson & Cole LLP, United States counsel for the Issuer and the Guarantors, in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, substantially to the following effect (with customary qualifications and assumptions satisfactory to the Initial Purchasers and counsel to the Initial Purchasers):

                  (i) Each of the Issuer and the Guarantors is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Final Memorandum.

                  (ii) Based solely on a review of the stock ledger and the
            records of proceedings of the Board of Directors and shareholders of the Issuer, the Issuer has the authorized capitalization as set forth in the Final Memorandum; all of the outstanding shares of capital stock of the Issuer and each of the Guarantors have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; all of the outstanding shares of capital stock of each of the Guarantors are owned of record, directly or indirectly, by the Issuer, and, to the knowledge of such counsel, are free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those imposed by the Act and the securities or "Blue Sky" laws of certain jurisdictions) or voting.

                  (iii) To the knowledge of such counsel, except as set forth in the Final Memorandum, (A) no options, warrants or other rights to purchase from the Issuer or any Guarantor shares of capital stock or ownership interests in the Issuer or any Guarantor are outstanding,
            (B) no agreements or other obligations of the Issuer or any Guarantor to issue, or other rights to cause the Issuer or any Guarantor to convert any obligation into, or exchange any securities for, shares of capital stock or ownership interests in the Issuer or any Guarantor are outstanding and, (C) no holder of securities of the Issuer or any Guarantor (other than the Registrable Notes) is entitled to have such securities registered under a registration statement filed by the Issuer and the Guarantors pursuant to the

            Registration Rights Agreement.

                  (iv) The Issuer has all requisite corporate power and
            authority to execute, deliver and perform its obligations under the Indenture; each of the Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture and such Guarantor's Guarantee; the Indenture is in sufficient form for qualification under the TIA; the Indenture has been duly and validly authorized, executed and delivered by each of the Issuer and the Guarantors, and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes the valid and legally binding agreement of each of the Issuer and the Guarantors, enforceable against each of them in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (v) The Notes are in the form contemplated by the Indenture.
            The Notes have each been duly and validly authorized, executed and delivered by the Issuer and, when paid for by the Initial Purchasers in accordance with the terms of this Agreement (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication and delivery of the Notes by the Trustee in accordance with the Indenture), will constitute the valid and legally binding obligations of the Issuer, entitled to the benefits of the Indenture, and enforceable against the Issuer in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (vi) The Guarantees are in the form contemplated by the
            Indenture. The Guarantees have been duly and validly authorized, executed and delivered by each Guarantor and (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication and delivery of the Notes by the Trustee in accordance with the Indenture) constitute the valid and legally binding obligations of each Guarantor, entitled to the benefits of the Indenture, enforceable against each of them in accordance with their terms, except that the enforcement thereof may be subject to
            (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (vii) The Exchange Notes and the Private Exchange Notes and
            the Guarantees to be endorsed on them have been duly and validly authorized by the Issuer and each of the Guarantors, as the case may be, and when the Exchange Notes and the Private Exchange Notes have been duly executed and delivered by the Issuer and the Guarantees to be endorsed on them have been duly executed and delivered by the Guarantors, each in accordance with the terms of the Registration Rights Agreement and the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication and delivery of the Exchange Notes and the Private Exchange Notes by the Trustee in accordance with the Indenture), will constitute the valid and legally binding obligations of the Issuer and the Guarantors, respectively, entitled to the benefits of the Indenture, and enforceable against the Issuer and the Guarantors, respectively, in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (viii) Each of the Issuer and the Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement; the Registration Rights Agreement has been duly and validly authorized, executed and delivered by the Issuer and the Guarantors, and (assuming due authorization, execution and delivery thereof by the Initial Purchasers) constitutes the valid and legally binding agreement of the Issuer and the Guarantors, enforceable against each of them in accordance with its terms, except that (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (B) any rights to indemnity or contribution thereunder may be limited by U.S. or Canadian federal, state or provincial securities laws.

                  (ix) Each of the Issuer and the Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby; this Agreement and the consummation by the Issuer and the Guarantors of the transactions contemplated hereby have been duly and validly authorized by the Issuer and the Guarantors, respectively. This Agreement has been duly executed and delivered by each of the Issuer and the Guarantors and constitutes a valid and legally binding agreement of each of the Issuer and the Guarantors, enforceable against each of them in accordance with its terms, except that enforcement may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (x) The statements made in the Final Memorandum under the
            captions "Description of the Notes" and "Exchange Offer; Registration Rights," insofar as they purport to constitute summaries of certain terms of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

                  (xi) The statements made in the Final Memorandum under the caption "Certain Income Tax Considerations," to the extent that they constitute summaries of matters of United States law or regulation or legal conclusions, have been reviewed by such counsel and fairly summarize the matters described therein in all material respects.

                  (xii) Each of the Operative Documents conforms in all material respects to the descriptions thereof contained in the Final Memorandum.

                  (xiii) To the knowledge of such counsel, no legal or
            governmental proceedings are pending or threatened to which the Issuer or any of the Guarantors is a party, or to which any of their respective properties or assets are subject, which would be required under the Act to be described in a registration statement on Form S-1 or in a prospectus contained therein and are not described in the Final Memorandum, or which seek to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to be sold hereunder or the consummation of the other transactions contemplated by the Operative Documents.

                  (xiv) To the knowledge of such counsel, neither the Issuer nor any of the Guarantors is in violation of its certificate of incorporation or bylaws (or similar organizational documents).

                  (xv) The execution, delivery and performance by the Issuer and each of the Guarantors of the Operative Documents (to the extent a party thereto), the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Securities to the Initial Purchasers) and the fulfillment of the terms hereof and thereof will not conflict with or constitute or result in a breach or a default under (or an event which with notice or passage of time or both would constitute a default under) or violation of or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) a lien on any property or assets of the Issuer or any Guarantor with respect to (i) any of the terms or provisions of any Contract identified to such counsel as material to the Issuer and the Subsidiaries taken as a whole,(ii) the certificate of incorporation or bylaws (or similar organizational documents) of the Issuer or any Guarantor, or (iii) (assuming compliance with all applicable state securities or "Blue Sky" laws and assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8 hereof) any statute, rule or regulation or, to such counsel's knowledge, any judgment, decree or order, applicable to the Issuer or any of the Guarantors or any of their respective properties or assets.

                  (xvi) To the knowledge of such counsel, each of the Issuer and the Guarantors has obtained all Permits necessary to conduct the businesses now or proposed to be conducted by it as described in the Final Memorandum, the lack of which would, individually or in the aggregate, have a Material Adverse Effect; each of the Issuer and the Guarantors has fulfilled and performed all of its obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Issuer or any such Guarantor as holder of any such Permit, except for any such revocation or termination which would not have a Material Adverse Effect.

                  (xvii) No consent, approval, authorization or order of any governmental authority is required for the issuance and sale by the Issuer and the Guarantors of the Securities to the Initial Purchasers or the other transactions contemplated in this Agreement, except (i) as may be required in connection with the registration of the Securities and the Exchange Notes and Private Exchange Notes and the Guarantees to be endorsed on them, pursuant to the Registration Rights Agreement and the qualification of the Indenture under the TIA, or (ii) such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits (y) as have been obtained and made or (z) as may be required under state securities or "Blue Sky" laws, as to which such counsel need express no opinion.

                  (xviii) None of the Issuer or the Guarantors is, and
            immediately after the sale of the Securities to be sold hereunder and the application of the proceeds from such sale (as described in the Final Memorandum under the caption "Use of Proceeds") will be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  (xix) No registration under the Act of the Securities is
            required in connection with the sale of the Securities to the Initial Purchasers as contemplated by this Agreement and the Final Memorandum or in connection with the initial resale of the Securities by the Initial Purchasers in accordance with Section 8 of this Agreement, and prior to the commencement of the Exchange Offer (as defined in the Registration Rights Agreement) or the effectiveness of the Shelf Registration Statement (as defined in the Registration Rights Agreement), the Indenture is not required to be qualified under the TIA, in each case assuming (i) that the purchasers who buy such Securities in the initial resale thereof are QIBs or Accredited Investors or purchase such Securities in compliance with Regulation S under the Act, (ii) the accuracy of the Initial Purchasers' representations in Section 8 and those of the Issuer contained in this Agreement regarding the absence of a general solicitation in connection with the sale of such Securities to the Initial Purchasers and the initial resale thereof, (iii) the due performance by the Initial Purchasers of the agreements set forth in Section 8 hereof and the offering and transfer procedures set forth in the Final Memorandum, and (iv) the accuracy of the representations made by each Accredited Investor who purchases Securities in the initial resale as set forth in the Final Memorandum.

                  (xx) Neither the execution, delivery or performance by the
            Issuer and the Guarantors of this Agreement nor the issuance or sale of the Securities under the circumstances contemplated by this Agreement nor the use of proceeds in the manner contemplated by the Final Memorandum under the caption "Use of Proceeds" will violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

                  (xxi) Neither the Issuer or any Guarantor nor any holder of the Notes, the Exchange Notes or the Private Exchange Notes will incur or be subject to any tax liability imposed by any governmental authority as a result of the transactions contemplated by the Reorganization (as defined in the Final Memorandum).

            At the time the foregoing opinion is delivered, such counsel shall additionally state that it has participated in conferences with officers and other representatives of the Issuer and the Guarantors, representatives of the independent public accountants for the Issuer and the Guarantors, representatives of Canadian counsel for the Issuer and the Guarantors and representatives of the Initial Purchasers and counsel for the Initial Purchasers, at which conferences the contents of the Final Memorandum and related matters were discussed, and, although it has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Final Memorandum (except to the extent specified in subsections 7(a)(ii), 7(a)(x), 7(a)(xi) and 7(a)(xii)), no facts have come to its attention which lead it to believe that the Final Memorandum, on the date thereof or at the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and related notes thereto and the other financial and accounting data included in the Final Memorandum). The opinion of such counsel described in this Section shall be rendered to the Initial Purchasers at the request of the Issuer and the Guarantors and shall so state therein.

            References to the Final Memorandum in this subsection (a) shall include any amendment or supplement thereto prepared in accordance with the provisions of this Agreement at the Closing Date.

            In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal laws of the United States and the laws of the States of New York and Delaware. Such counsel may also state that with respect to opinions as to the laws of jurisdictions other than Delaware and New York, such counsel has relied on the opinion of local counsel of the Issuer and the Guarantors who are reasonably satisfactory to counsel for the Initial Purchasers; provided, however, that Robinson & Cole LLP shall state that it believes that it, the Initial Purchasers and counsel for the Initial Purchasers are justified in relying on such opinion. Such counsel may also state that, insofar as such opinion involves factual matters, such counsel have relied, to the extent they deem proper, upon certificates of officers of the Issuer and certificates of public officials; provided that such certificates have been provided to the Initial Purchasers.

            (b) On the Closing Date, the Initial Purchasers shall have received the opinion, dated as of the Closing Date and addressed to the Initial Purchasers, of Stewart McKelvey Stirling Scales, Canadian counsel for the Issuer and each Guarantor organized under the federal laws of Canada or a province thereof (each a "Canadian Guarantor" and collectively, the "Canadian Guarantors"), in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers substantially to the following effect (with customary qualifications and assumptions satisfactory to the Initial Purchasers and counsel to the Initial Purchasers):

                  (i) Each of the Issuer and the Canadian Guarantors is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Final Memorandum. Each of the Issuer and the Canadian Guarantors is duly qualified to do business as a foreign or extra-provincial corporation and is in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect.

                  (ii) The Issuer has the authorized capitalization as set forth in the Final Memorandum; all of the outstanding shares of capital stock of the Issuer and each of the Canadian Guarantors have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; all of the outstanding shares of capital stock of each of the Canadian Guarantors are owned, directly or indirectly, by the Issuer, free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those imposed by the Securities Act (Nova Scotia) and the securities or "Blue Sky" laws of certain jurisdictions) or voting.

                  (iii) To the knowledge of such counsel, except as set forth in the Final Memorandum, (A) no options, warrants or other rights to purchase from the Issuer or any Canadian Guarantor shares of capital stock or ownership interests in the Issuer or any Canadian Guarantor are outstanding, (B) no agreements or other obligations of the Issuer or any Canadian Guarantor to issue, or other rights to cause the Issuer or any Canadian Guarantor to convert, any obligation into, or exchange any securities for, shares of capital stock or ownership interests in the Issuer or any Canadian Guarantor are outstanding and, (C) no holder of securities of the Issuer or any Canadian Guarantor (other than the Registrable Notes) is entitled to have such securities registered under a registration statement filed by the Issuer and the Guarantors pursuant to the Registration Rights Agreement.

                  (iv) The Issuer has all requisite corporate power and
            authority to execute, deliver and perform its obligations under the Indenture; each of the Canadian Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture and the Guarantees to be entered into by such Canadian Guarantors (the "Canadian Guarantees"); the Indenture has been duly and validly authorized, executed and delivered by each of the Issuer and the Canadian Guarantors. The appointment of the Trustee, at its principal office in the City of New York, as registrar, paying agent and transfer agent for the Notes and as trustee for the holders of the Notes has been duly authorized by the Issuer.

                  (v) The Notes have each been duly and validly authorized,
            executed and delivered by the Issuer. The issuance of the Notes is not subject to pre-emptive or other similar rights arising by operation of law or under the constating documents of the Issuer.

                  (vi) The Canadian Guarantees have been duly and validly
            authorized, executed and delivered by the Canadian Guarantors.

                  (vii) The Exchange Notes and the Private Exchange Notes and
            the Canadian Guarantees to be endorsed on them have been duly and validly authorized by the Issuer and the Canadian Guarantors. The form of definitive certificate representing the Notes, the Exchange Notes and the Private Exchange Notes has been duly approved and adopted by the Issuer, and there are no provisions of the Companies Act (Nova Scotia) applicable thereto.

                  (viii) Each of the Issuer and the Canadian Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement; the Registration Rights Agreement has been duly and validly authorized, executed and delivered by the Issuer and the Canadian Guarantors.

                  (ix) Each of the Issuer and the Canadian Guarantors has all
            requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby; this Agreement and the consummation by the Issuer and the Canadian Guarantors of the transactions contemplated hereby have been duly and validly authorized by the Issuer and the Canadian Guarantors. This Agreement has been duly executed and delivered by the each of the Issuer and the Canadian Guarantors.

                  (x) To the knowledge of such counsel, neither the Issuer nor any of the Canadian Guarantors is in violation of its memorandum or articles of association (or similar organizational documents).

                  (xi) The execution, delivery and performance by the Issuer and each of the Canadian Guarantors of the Operative Documents (to the extent a party thereto), the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Securities to the Initial Purchasers) and the fulfillment of the terms hereof and thereof will not conflict with or constitute or result in a breach or a default under (or an event which with notice or passage of time or both would constitute a default under) or violation of or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) a lien on any property or assets of the Issuer or any Canadian Guarantor with respect to (i) any of the terms or provisions of any Contract identified to such counsel as material to the Issuer and the Subsidiaries taken as a whole,(ii) the memorandum or articles of association or similar organizational documents of the Issuer or any Canadian Guarantor, or (iii) (assuming compliance with all applicable state securities or "Blue Sky" laws and assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8 hereof) any statute, judgment, decree, order, rule or regulation applicable to the Issuer or any Canadian Guarantor or any of their respective properties or assets.

                  (xii) To the knowledge of such counsel, each of the Issuer and the Canadian Guarantors has obtained all Permits necessary to conduct the businesses now or proposed to be conducted by it as described in the Final Memorandum, the lack of which would, individually or in the aggregate, have a Material Adverse Effect; each of the Issuer and the Canadian Guarantors has fulfilled and performed all of its obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Issuer or any such Canadian Guarantor as holder of any such Permit, except for any such revocation or termination which would not have a Material Adverse Effect.

                  (xiii) No legal or governmental proceedings are pending or, to the knowledge of such counsel, threatened to which the Issuer or any of the Guarantors is a party, or to which any of their respective properties or assets are subject which seek to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the

            Securities to be sold hereunder or the consummation of the other transactions contemplated by the Operative Documents.

                  (xiv) No consent, approval, authorization or order of any
            governmental authority in the Province of Nova Scotia is required for the issuance and sale by the Issuer of the Notes to the Initial Purchasers or the other transactions contemplated in this Agreement, subject to the filing in Nova Scotia within 10 days from the date of issuance and sale of the Notes of a copy of the Final Memorandum and a report on Form 20, duly executed, together with the payment of appropriate fees.

                  (xv) The statements made in the Final Memorandum under the caption "Certain Income Tax Considerations," to the extent that they constitute summaries of matters of Canadian law or regulations or legal conclusions, have been reviewed by such counsel and fairly summarize the matters described therein in all material respects.

                  (xvi) A court of competent jurisdiction in the Province of
            Nova Scotia, Canada (a "Canadian Court") would uphold the choice of law of the State of New York ("New York law") as the proper law governing the Operative Documents, provided that such choice of law is bona fide (in the sense that it was not made with a view to avoiding the consequences of the laws of any other jurisdiction, and provided further that such choice of law is not contrary to public policy, as that term is applied by a Canadian Court ("Public Policy"), and such choice of law is legal under the laws of the State of New York. To our knowledge, no Public Policy would be offended by recognition of the choice of New York law and the choice is bona fide.

                  (xvii) The laws of the Province of Nova Scotia, Canada permit an action to be brought in a court of competent jurisdiction on any final and conclusive judgment in personam for a sum certain in money of a New York Court (as defined below) which is not impeachable as void or voidable under the internal laws of New York, without reexamination or relitigation of the matters adjudicated upon if:

                        (A) the court rendering such judgment had jurisdiction,
                  in accordance with Canadian conflict of law rules, over the judgment debtor (and submission by the Issuer and each of the Canadian Guarantors to the jurisdiction of such court of the State of New York pursuant to the Operative Documents will suffice for this purpose) and if the New York Court was not a seriously inconvenient forum for the trial of the action;

                        (B) the judgment does not conflict with another final
                  and conclusive judgment in or relating to the same cause of action in a different jurisdiction;

                        (C) the procedural rules for commencement and
                  maintenance of the enforcement proceedings in the New York Court have been observed;

                        (D) there is a real and substantial connection between
                  the subject matter of the action upon which the judgment is based and the State of New York;

                        (E) in the case of a judgment obtained by default there
                  has been no manifest error in the granting of such judgment;

                        (F) the judgment has neither been satisfied nor is it
                  for any other reason not a subsisting judgment;

                        (G) the proceedings in the New York Court were not
                  contrary to an agreement between the parties under which the dispute in question was to be settled otherwise than by proceedings in that court;

                        (H) the judgment debtors were duly served with the
                  process of the court proceedings to enable them to defend the action;

                        (I) such judgment was not obtained by fraud or in a
                  manner contrary to natural justice and the enforcement thereof would not be contrary to Public Policy, as such term is understood under the laws of the Province of Nova Scotia and the federal laws of Canada applicable therein;

                        (J) the enforcement of such judgment would not
                  constitute, directly or indirectly, the enforcement of a foreign revenue, expropriation, confiscatory, penal, criminal or public law;

                        (K) no new admissible evidence relevant to the action is
                  discovered prior to the rendering of judgment by the Canadian Court; and

                        (L) there has been compliance with the Limitation of
                  Actions Act (Nova Scotia) which has the effect that the action to enforce such judgment must be commenced within 6 years after the date of such judgment.

                  (xviii) In the event that any of the Operative Documents are sought to be enforced in any action or proceeding in the Province of Nova Scotia, Canada, the courts of the Province of Nova Scotia, Canada would recognize the choice of laws made in the Operative Documents and would apply the laws of the State of New York in any such action or proceeding, upon appropriate evidence as to such laws being adduced, provided that none of the provisions of the Operative Documents, as the case may be, or of the laws of the State of New York, are contrary to Public Policy, and a Canadian Court will not apply those laws of New York which it characterizes as being of a revenue, expropriatory, confiscatory, penal, criminal or public law nature, and in matters of procedure or administration, the laws of the Province of Nova Scotia, Canada will be applied. There are no reasons under the laws of the Province of Nova Scotia, Canada or the federal laws of Canada applicable therein and no reasons, to such counsel's knowledge with respect to the application of New York law by a Canadian Court, for avoiding enforcement of the Operative Documents (except as to the indemnity and contribution provisions of the Operative Documents, about which such counsel need not comment) based on Public Policy.

                  (xix) In an action on a final and conclusive judgment in
            personam of any federal or state court sitting in the Borough of Manhattan in The City of New York (a "New York Court") that is not impeachable as void or voidable under New York law, a Canadian Court would recognize service of process on a duly appointed agent of the Issuer or any of the Canadian Guarantors such as CT Corporation System as service of process on the Issuer or any of the Canadian Guarantors in the United States of America under the Operative Documents and the provisions of the Operative Documents whereby the Issuer and each of the Canadian Guarantors submit to the non-exclusive jurisdiction of a New York Court would be recognized by a Canadian Court as conferring jurisdiction on the New York Court.

            The opinion of such counsel described in this Section shall be rendered to the Initial Purchasers at the request of the Issuer and the Canadian Guarantors and shall so state therein. References to the Final Memorandum in this subsection (b) shall include any amendment or supplement thereto prepared in accordance with the provisions of this Agreement at the Closing Date. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal laws of Canada and the laws of the Province of Nova Scotia, Canada and the laws of Canada applicable therein. If applicable, such counsel may also state that with respect to opinions as to the laws of jurisdictions other than the federal laws of Canada and the laws of the Province of Nova Scotia, Canada and the laws of Canada applicable therein, such counsel has relied on the opinion of other counsel of the Issuer and the Canadian Guarantors who are reasonably satisfactory to counsel for the Initial Purchasers; provided, however, that Stewart McKelvey Stirling Scales shall state that it believes that it, the Initial Purchasers, and counsel for the Initial Purchasers are justified in relying on such opinion. Such counsel may also state that, insofar as such opinion involves factual matters, such counsel have relied, to the extent they deem proper, upon certificates of officers of the Issuer and the Canadian Guarantors and certificates of public officials; provided that such certificates have been provided to the Initial Purchasers.

            (c) The Initial Purchasers shall have received opinions, dated the Closing Date, of Winston & Strawn and Stikeman, Elliott, counsel for the Initial Purchasers, with respect to certain legal matters relating to this Agreement, and such other related matters as the Initial Purchasers may reasonably require. In rendering such opinions, Winston & Strawn and Stikeman, Elliott shall have received and may rely upon such certificates and other documents and information as they may reasonably request to pass upon such matters.

            (d) On the date of the Final Memorandum prior to the execution of this Agreement and also on the Closing Date, the Initial Purchasers shall have received from Ernst & Young, independent public accountants for the Issuer, and Kidsons Impey, chartered accountants for Marlborough, comfort letters, dated the date hereof and the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers and counsel for the Initial Purchasers.

            (e) The representations and warranties of the Issuer and the Guarantors contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date; each of the Issuer and the Guarantors shall have performed in all material respects all covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and, except as set forth in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), subsequent to the date of the most recent financial statements in such Final Memorandum, there shall have been no events or developments (including, without limitation, any loss or interference with respect to the business, operations or properties of the Issuer or any of the Guarantors) that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

            (f) The issuance and sale of the Securities pursuant to this Agreement shall not be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued or any action, suit or proceeding shall have been commenced with respect to this Agreement or any other Operative Document before any court or governmental authority.

            (g) The Initial Purchasers shall have received certificates, dated the Closing Date, signed on behalf of each of the Issuer and the Guarantors by its Chief Financial Officer and its President or any Vice President to the effect that:

                  (i) The representations and warranties of the Issuer and the
            Guarantors in this Agreement are true and correct in all material respects as if made on and as of the Closing Date, and each of the Issuer and the Guarantors has performed in all material respects all covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

                  (ii) At the Closing Date, since the date hereof and since the date of the most recent financial statements in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), no events or developments have occurred, no information has become known nor does any condition exist that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect; and

                  (iii) The sale of the Securities hereunder has not been
            enjoined (temporarily or permanently) and no restraining order or other injunctive order has been issued and no action, suit or proceeding has been commenced with respect to this Agreement or any other Operative Document before any court or governmental authority.

            (h) On the Closing Date, the Initial Purchasers shall have received the Registration Rights Agreement executed by the Issuer and the Guarantors and such agreement shall be in full force and effect at all times from and after the Closing Date.

            (i) The Indenture shall have been duly executed and delivered by the Issuer, the Guarantors and the Trustee, the Notes and the Guarantees shall have been duly executed by the Issuer and the Guarantors, respectively, and the Notes shall have been duly authenticated by the Trustee.

            (j) On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such further documents, certificates and schedules or instruments relating to the business, corporate, legal and financial affairs of the Issuer as they shall have reasonably requested from the Issuer and the Guarantors.

            All such documents, opinions, certificates and schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory to the Initial Purchasers and counsel for the Initial Purchasers. The Issuer shall furnish to the Initial Purchasers such conformed copies of such documents, opinions, certificates and schedules or instruments in such quantities as the Initial Purchasers shall reasonably request.

            8. Offering of Securities; Restrictions on Transfer. Each of the Initial Purchasers represents and warrants (as to itself only) that it is a QIB. Each of the Initial Purchasers agrees with the Issuer (as to itself only) that
(i) it has not and will not solicit offers for, or offer or sell, the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) of the Act; and (ii) it has and will solicit offers for the Securities only from, and will offer the Securities only to (A) in the case of offers inside the United States, (x) persons whom the Initial Purchasers reasonably believe to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchasers that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A or (y) a limited number of other institutional investors reasonably believed by the Initial Purchasers to be Accredited Investors that, prior to their purchase of the Securities, deliver to the Initial Purchasers a letter containing the representations and agreements set forth in Annex A to the Final Memorandum and (B) in the case of offers outside the United States, to persons other than U.S. persons ("foreign purchasers," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) to whom it reasonably believes offers and sales of Securities may be made in reliance on Regulation S; provided, however, that in the case of this clause (B), in purchasing such Securities such persons are deemed to have represented and agreed as provided under the caption "Transfer Restrictions" contained in the Final Memorandum.

            9. Indemnification and Contribution. (a) The Issuer and the Guarantors agree, jointly and severally, to indemnify and hold harmless the Initial Purchasers and the affiliates, directors, officers, agents, representatives and employees of the Initial Purchasers, and each other person, if any, who controls any Initial Purchaser within the meaning of
      Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which any Initial Purchaser or any such affiliate, director, officer, agent, representative, employee or controlling person may become subject under the Act, the Exchange Act, the securities laws of Canada or any other jurisdiction or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                  (i) any untrue statement or alleged untrue statement of any material fact contained in (A) any Memorandum or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Issuer or any Guarantor or based upon information furnished by or on behalf of the Issuer or any Guarantor filed in any jurisdiction in order to qualify the Securities under the securities or "Blue Sky" laws thereof or filed with any securities association or securities exchange (each, an "Application"); or

                  (ii) the omission or alleged omission to state, in any
            Memorandum or any amendment or supplement thereto, or in any Application, a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse, as incurred, the Initial Purchasers and each such affiliate, director, officer, agent, representative and employee and each such controlling person for any legal or other expenses reasonably incurred by the Initial Purchasers, such affiliate, director, officer, agent, representative or employee or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Issuer and the Guarantors will not be liable (i) in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Memorandum or any amendment or supplement thereto, or in any Application, in reliance upon and in conformity with the written information described in the first sentence of Section 12 hereof furnished to the Issuer by the Initial Purchasers specifically for use therein or
      (ii) with respect to the Preliminary Memorandum, to the extent that any such loss, claim, damage or liability arises solely from the fact that the Initial Purchasers sold Securities to a person to whom there was not sent or given a copy of the Final Memorandum (as amended or supplemented) at or prior to the written confirmation of such sale if the Issuer shall have previously furnished copies thereof to the Initial Purchasers in accordance with Section 5(d) hereof and the Final Memorandum (as amended or supplemented) would have corrected any such untrue statement or omission. This indemnity agreement will be in addition to any liability that the Issuer and the Guarantors may otherwise have to the indemnified parties. The Issuer and the Guarantors shall not be liable under this subsection (a) for any settlement of any claim or action effected without its consent, which consent shall not be unreasonably withheld or delayed.

            The Initial Purchasers shall not, without the prior written consent of the Issuer and the Guarantors, effect any settlement or compromise of any pending or threatened proceeding in respect of which the Issuer and the Guarantors are or could have been a party, or indemnity could have been sought hereunder by the Issuer and the Guarantors, unless such settlement (A) includes an unconditional written release of the Issuer and the Guarantors, in form and substance reasonably satisfactory to the Issuer and the Guarantors, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the Issuer and the Guarantors.

            (b) The Initial Purchasers agree, severally and not jointly, to indemnify and hold harmless the Issuer and the Guarantors, their respective affiliates, directors, officers, agents, representatives and employees and each other person, if any, who controls the Issuer or any Guarantor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Issuer or any Guarantor or any such affiliate, director, officer, agent, representative, employee or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Memorandum or any amendments or supplement thereto, or in any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in any Memorandum or any amendment or supplement thereto, or in any Application, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser described in the first sentence of Section 12 hereof furnished to the Issuer by such Initial Purchaser specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Issuer or any Guarantor or any such affiliate, director, officer, agent, representative, employee or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Initial Purchasers may otherwise have to the indemnified parties. The Initial Purchasers shall not be liable under this
      Section 9 for any settlement of any claim or action effected without their consent, which consent shall not be unreasonably withheld or delayed.

            The Issuer and the Guarantors shall not, without the prior written consent of the Initial Purchasers, effect any settlement or compromise of any pending or threatened proceeding in respect of which any Initial Purchaser is or could have been a party, or indemnity could have been sought hereunder by any Initial Purchaser, unless such settlement (A) includes an unconditional written release of the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers, from all liability on claims that are the subject matter of such proceeding and
      (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Initial Purchaser.

            (c) Promptly after receipt by an indemnified party under this
      Section 9 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 9, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party
      (i) will not relieve it from any liability under subsection (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in subsections (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by BT Alex. Brown Incorporated in the case subsection (a) of this Section 9 or the Issuer in the case of subsection (b) of this Section 9, representing the indemnified parties under such subsection (a) or subsection (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section 9, in which case the indemnified party may effect such a settlement without such consent.

            (d) In circumstances in which the indemnity agreement provided for in the preceding subsections of this Section 9 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Issuer and the Guarantors on the one hand and any Initial Purchaser on the other shall be deemed to be in the same proportion as the total proceeds from the issuance and sale of the Notes under this Agreement (before deducting expenses) received by the Issuer bear to the total discounts and commissions received by such Initial Purchaser. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and the Guarantors on the one hand, or such Initial Purchaser on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances. The Issuer, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this subsection (d). Notwithstanding any other provision of this subsection
      (d), no Initial Purchaser shall be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by such Initial Purchaser under this Agreement, less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this subsection (d), each affiliate, director, officer, agent, representative and employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchasers, and each affiliate, director, officer, agent, representative and employee of the Issuer and the Guarantors and each person, if any, who controls the Issuer or any Guarantor within the meaning of Section 15 of the Act or
      Section 20 of the Exchange Act, shall have the same rights to contribution as the Issuer and the Guarantors.

            10. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Issuer, the Guarantors, their respective officers and directors and the Initial Purchasers set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Issuer, the Guarantors, any of their respective officers or directors, the Initial Purchasers or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 9, 15, 17 and 18 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

            11. Termination. (a) This Agreement may be terminated in the sole discretion of the Initial Purchasers by notice to the Issuer given prior to the Closing Date in the event that the Issuer or any of the Guarantors shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior to the date of such termination or, if at or prior to the Closing Date:

                  (i) either (x) the Issuer or any of the Guarantors shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or any legal or governmental proceeding, which loss or interference, in the sole judgment of the Initial Purchasers, has had or could be reasonably likely to have a Material Adverse Effect, or (y) there shall have been, in the sole judgment of the Initial Purchasers, any event or development that, individually or in the aggregate, has or could be reasonably likely to have a Material Adverse Effect (including without limitation a change in control of the Issuer), except in each case as described in the Final Memorandum (exclusive of any amendment or supplement thereto);

                  (ii) trading in securities generally on the New York Stock
            Exchange, the American Stock Exchange, the NASDAQ National Market or the Toronto Stock Exchange shall have been suspended or maximum or minimum prices shall have been established on any such exchange or market;

                  (iii) a banking moratorium shall have been declared by New
            York, United States or Canadian authorities;

                  (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States or Canada and any foreign power, or (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or Canada or any other national or international calamity or emergency or (C) any material change in the financial markets of the United States or Canada that, in the case of clauses (A), (B) or (C) above and in the sole judgment of the Initial Purchasers, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Final Memorandum; or

                  (v) any securities of the Issuer shall have been
            downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

            (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in
      Section 10 hereof.

            12. Information Supplied by the Initial Purchasers. The statements set forth in the last paragraph of the cover page and the third, fifth, seventh and ninth paragraphs of the section entitled "Private Placement" constitute the only information furnished by the Initial Purchasers to the Issuer for the purposes of Sections 2(a) and 9 hereof. In addition, NatWest Capital Markets Limited has provided the information set forth in the eighth paragraph of the section entitled "Private Placement."

            13. Notices. All communications hereunder shall be in writing and, if sent to the Initial Purchasers, shall be mailed or delivered or telecopied and confirmed in writing to BT Alex. Brown Incorporated, One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006, Attention: Corporate Finance Department, and if sent to the Issuer or the Guarantors, shall be mailed, delivered or telecopied and confirmed in writing to the Issuer at: 19 Fielding Avenue, Dartmouth, Nova Scotia, Canada B3B-1C9, Attention: Stewart Allen, with copies to CF Capital Corporation, One Landmark Square, 11th Floor, Stamford, Connecticut 06901, Attention: Stephen L. Larson and Robinson & Cole, Financial Center - 5th Floor, 695 E. Main Street, Stamford, Connecticut 10305,
Attention: Richard A. Krantz.

            14. Successors. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Issuer, the Guarantors and their respective successors, assigns and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the Initial Purchasers, the Issuer, the Guarantors and their respective successors, assigns and legal representatives and for the benefit of no other person except that (i) the indemnities of the Issuer and the Guarantors contained in Section 9 of this Agreement shall also be for the benefit of the affiliates, directors, officers, agents, representatives and employees of the Initial Purchasers and any person or persons who control any of the Initial Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchasers contained in Section 9 of this Agreement shall also be for the benefit of the affiliates, directors, officers, agents, representatives and employees of the Issuer and the Guarantors and any person or persons who control the Issuer or any Guarantor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of any of the Securities from the Initial Purchasers will be deemed a successor because of such purchase.

            15. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAW.

            16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            17. Agent for Service; Submission to Jurisdiction; Waiver of Immunities. By the execution and delivery of this Agreement, each of the Issuer and the Guarantors (i) acknowledges that it has, by separate written instrument, designated and appointed CT Corporation System (the "Agent") (and any successor entity) as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement that may be instituted in any federal or state court in the Borough of Manhattan, The City of New York, State of New York or brought under federal or state securities laws, and acknowledges that the Agent has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding and (iii) agrees that service of process upon the Agent and written notice of said service to the Issuer and the Guarantors in accordance with this Section 17 shall be deemed in every respect effective service of process upon the Issuer and the Guarantors in any suit or proceeding. The Issuer and the Guarantors further agree to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Agent in full force and effect so long as any of the Securities, the Exchange Notes or the Private Exchange Notes shall be outstanding; provided, however, that the Issuer and the Guarantors may (and, to the extent the Agent ceases to be able to be served on the basis contemplated herein, shall), by written notice to the holders of the Securities, the Exchange Notes and the Private Exchange Notes, as applicable, designate such additional or alternative agent for service of process under this Section 17 that (i) maintains an office located in the Borough of Manhattan, The City of New York, State of New York and (ii) is a corporate service company which acts as agent for service of process for other persons in the ordinary course of its business. Such written notice shall identify the name of such agent for service of process and the address of the office of such agent for service of process in the Borough of Manhattan, The City of New York, State of New York.

            To the extent that the Issuer or any Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under the above-referenced documents.

            18. Judgment Currency. The Issuer and the Guarantors agree, jointly and severally, to indemnify the Initial Purchasers against any loss incurred as a result of any judgment or order being given or made for any amount due under this Agreement and such judgment or order being expressed and paid in a currency (the "Judgment Currency") other than United States dollars and as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in The City of New York at which any such person on the date of payment of such judgment or order is able to purchase United States dollars with the amount of the Judgment Currency actually received by such person. The foregoing indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, United States dollars.

            If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Issuer, the Guarantors and the Initial Purchasers.

                              Very truly yours,

                              THE COMPANY:

                              SPARKLING SPRING WATER GROUP LIMITED


                              By: /s/ Stephen L. Larson
                                  -------------------------------------
                                  Name: Stephen L. Larson
                                  Title: Vice Chairman

                              THE GUARANTORS:

                              SPARKLING SPRING WATER LIMITED


                              By: /s/ Stephen L. Larson
                                  -------------------------------------
                                  Name: Stephen L. Larson
                                  Title: Vice Chairman

                              SPRING WATER, INC.


                              By: /s/ Stephen L. Larson
                                  -------------------------------------
                                  Name: Stephen L. Larson
                                  Title: Chief Financial Officer

                              WATER JUG ENTERPRISES LIMITED


                              By: /s/ Stephen L. Larson
                                  -------------------------------------
                                  Name: Stephen L. Larson
                                  Title: Chief Financial Officer

                              WITHEY'S WATER SOFTENING & PURIFICATION
                                LTD.


                              By: /s/ Stephen L. Larson
                                  -------------------------------------
                                  Name: Stephen L. Larson
                                  Title: Chief Financial Officer

                              AQUA CARE WATER SOFTENING & PURIFICATION
                                LTD.


                              By: /s/ Stephen L. Larson
                                  -------------------------------------
                                  Name: Stephen L. Larson
                                  Title: Chief Financial Officer

                              HIGH VALLEY WATER LIMITED


                              By: /s/ Stephen L. Larson
                                  -------------------------------------
                                  Name: Stephen L. Larson
                                  Title: Chief Financial Officer

                              3003969 NOVA SCOTIA LIMITED


                              By: /s/ Stephen L. Larson
                                  -------------------------------------
                                  Name: Stephen L. Larson
                                  Title: Chief Financial Officer

                              CANADIAN SPRINGS WATER COMPANY LIMITED


                              By: /s/ Stephen L. Larson
                                  -------------------------------------
                                  Name: Stephen L. Larson
                                  Title: Chief Financial Officer

                              SPARKLING SPRING WATER (UK) LIMITED


                              By: /s/ Stephen L. Larson
                                  -------------------------------------
                                  Name: Stephen L. Larson
                                  Title: Chief Financial Officer

                             AQUAPORTE (UK) LIMITED


                              By: /s/ Stephen L. Larson
                                  -------------------------------------
                                  Name: Stephen L. Larson
                                  Title: Chief Financial Officer

                              CRYSTAL SPRING ACQUISITION, INC.


                              By: /s/ Stephen L. Larson
                                  -------------------------------------
                                  Name: Stephen L. Larson
                                  Title: Chief Financial Officer

                              MOUNTAIN FRESH ACQUISITION CORP.


                              By: /s/ Stephen L. Larson
                                  -------------------------------------
                                  Name: Stephen L. Larson
                                  Title: Chief Financial Officer

                              MARLBOROUGH EMPLOYMENT LIMITED


                              By: /s/ Stephen L. Larson
                                  -------------------------------------
                                  Name: Stephen L. Larson
                                  Title: Chief Financial Officer

                              WATER AT WORK LIMITED


                              By: /s/ Stephen L. Larson
                                  -------------------------------------
                                  Name: Stephen L. Larson
                                  Title: Chief Financial Officer

                              NATURAL WATER LIMITED


                              By: /s/ Stephen L. Larson
                                  -------------------------------------
                                  Name: Stephen L. Larson
                                  Title: Chief Financial Officer

                              CULLYSPRING WATER CO., INC.


                              By: /s/ Stephen L. Larson
                                  -------------------------------------
                                  Name: Stephen L. Larson
                                  Title: Chief Financial Officer

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

BT ALEX. BROWN INCORPORATED


By: /s/ David Hadley
    Name: David Hadley
    Title: Managing Director

NATWEST CAPITAL MARKETS LIMITED


By: /s/ N.S. Coulbeck
    Name: N.S. Coulbeck
    Title: Director

                                    EXHIBIT A

                     [Form of Registration Rights Agreement]

                                   SCHEDULE I

                                                      Principal Amount of
                  Initial Purchaser                  Notes to be Purchased
                  -----------------                  ---------------------

    BT Alex. Brown Incorporated                                $80,000,000

    NatWest Capital Markets Limited                            $20,000,000
                                                              ------------

                            Total                             $100,000,000